UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 4, 2021

Fuego Enterprises, Inc..

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52054	20-2078923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3250 NE 1st Avenue, Suite 310, Miami, FL 33137

 (Address of principal executive offices) (Zip code)

(305) 602-0219

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
FUGI

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

(N/A)

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

(N/A)

1

Item 8.01 Other Events.

Fuego Enterprises, Inc. (OTC: FUGI) (the “Company” or “Fuego”) announces that the National Register of Foreign Commercial Representatives of the Chamber of Commerce of the Republic of Cuba has issued Fuego a license to legally operate in Cuba as a U.S. business. The license was issued on July 21, 2021 and expires after five years, unless otherwise renewed.

A copy of this press release is filed as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEGO ENTERPRISES, INC.

Date August 4, 2021	By:	/s/ Hugo Cancio
Name: HUGO CANCIO
Title: President & CEO

3